United States
                 Securities and Exchange Commission
                       Washington, D.C. 20549

                              FORM 8-K

                          Current Report
               Pursuant to Section 13 or 14(d) of the
                Securities and Exchange Act of 1934

                           April 25, 2003
          Date of Report (Date of earliest event reported)

                              0-31245
                       Commission File Number

                    KAW ACQUISITION CORPORATION
       (Exact name of registrant as specified in its charter)

                               Nevada
   (State or other jurisdiction of incorporation or organization)

                               91-2048013
                (I.R.S. Employer Identification Number)

                         963 Valley View Drive
                       Meadowbrook PA 19046-1317
          (Address of Principal Executive Offices) (Zip Code)

                             (918) 336-1773
          (Registrant's telephone number, including area code)

  ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

  On April 25, 2003, the then sole shareholder, officer and director, Peter R. Goss of Kaw Acquisition Corporation ("Kaw/Company") appointed Henry J. Boucher, Jr., and Robert Laraia as Directors of Kaw with Henry J. Boucher, Jr., to serve as President and Robert Laraia to serve as Secretary/Treasurer. Mr. Goss resigned as the Company's sole Officer and Director of the Company. Mr. Goss' resignation did not involve any disagreement with the Company on any matter related to Kaw's operations, policies or practices.

  During the month of July, 2002, Peter Goss, the sole shareholder the of the Company, agreed to sell all of his shares of stock comprising 500,000 common shares of Kaw Acquisition Corporation for $165,000. The sale was subject to the Company being current in all of its required filings with the Securities and Exchange Commission through December 31, 2002. Mr. Goss received a partial payment of $55,000 in October, 2002, as against the then purchase price. The transaction was a private sale by Mr. Goss of his restricted common shares of the Company. The parties to the sale and purchase agreement then renegotiated the terms of the agreement (including the undertaking of Mr. Goss to update all filings required to be made with the United States Securities and Exchange Commission). These filings are now complete and the sale of stock was completed as follows: Mr. Goss sold 250,000 shares of the common shares of the Company to each of Trails End Management, LLC, and Deerwood Capital, LLC, each Delaware limited liability companies, and Mr. Goss resigned as an Officer and Director of the Company and appointed new Directors.

  Upon completing the events described above, a change of control of Kaw resulted.

  BENEFICIAL OWNERSHIP

  The following table shows the Kaw Common Stock owned beneficially by (i) each of our Executive Officers, (ii) each of our current Directors, (iii) all Executive Officers and Directors as a group, and (iv) each person known by us to be the beneficial owner of more than five percent of our Common Stock as of April 25, 2003. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you beneficially own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as Director or Trustee, or a contract or understanding), have (or share the power to vote the stock or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Executive Officers and Directors listed have sole voting and investment power over his shares. As of April 25, 2003, there were 500,000 shares of Common Stock issued and outstanding and two holders of record.


                                                       SHARES
                                                    BENEFICIALLY
           NAME                CURRENT TITLE           OWNED


  Henry J. Boucher, Jr.    President, Director        250,000

  Robert Laraia            Director, Secretary/
                           Treasurer                  250,000

  All Current Officers
  and Directors as a
  Group (2 persons)                                   500,000

  Deerwood Capital, LLC                               250,000

  Trails End Management, LLC                          250,000


(1) Unless otherwise specifically noted, all addresses are care of the Company at Trails End Management, LLC, 222
         Main Street, #276, Farmington CT 06032.

  (2) Mr. Boucher is the sole member and sole manager of Deerwood Capital, LLC, which owns 250,000 shares of Kaw common stock, representing 50% of the issued and outstanding common stock

  (3)    Mr. Laraia is the sole member and sole manager of Trails
         End Management, LLC, which owns 250,000 shares of Kaw common stock, representing 50% of the issued and outstanding common stock..

  KAW'S MANAGEMENT

  The following table sets forth certain information regarding the members of Kaw's Board of Directors and its executive officers as of April 25, 2003:

         Name                    Age         Position

  Henry Boucher, Jr.             55       President, Director

  Robert Laraia                  33       Director, Secretary/
                                          Treasurer

  Our Directors have been elected to serve until the next Annual Meeting of Kaw's stockholders and until their respective successors have been elected and qualified or until death, resignation, removal or disqualification. Kaw's Certificate of Incorporation provides that the number of Directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. Director vacancies are filled by election by a majority vote of the remaining Directors.
  Kaw's executive officers are appointed by and serve at the discretion of the Board of Directors.

  Each biography of our current Officer and Directors follows:

  HENRY J. BOUCHER, JR., PRESIDENT AND DIRECTOR: Mr. Boucher received his M.S. in economics from South Dakota State University in 1972. From 1992 to June, 1999, he was a Vice President of Mercer Management Consulting, a subsidiary of Marsh McLennan, an insurance brokerage firm. Prior to joining Mercer, Mr. Boucher was a partner with the accounting firm of Coopers and Lybrand (now Price Waterhouse Coopers). From June, 1999, to July, 2000, Mr. Boucher was a partner with Arthur Andersen. He joined Business Edge Solutions, where he was a Vice President until December, 2000. From January, 2001, Mr. Boucher has been a principal of Mentus Consulting, LLC.

  ROBERT LARAIA, DIRECTOR AND SECRETARY/TREASURER: Mr. Laraia received a Bachelor in Business Administration from The University of Hartford in 1991 and a Masters Degree in Business Administration from The University of Hartford in 1993. From 1991 to 1997 he was the Network Manager of the Investment Division of Cigna Corporation; from 1997-2000 he was a Consultant for Avares Partners, Westchester, New York, an information technology firm, and since 2000 to the present he owns and is the President of Wintonbury Consulting in Farmington, Connecticut. Mr. Laraia is a Registered Communication Distribution Designer and Wintonbury Consulting is involved in the design, integration and implementation of telephone communication (voice, data, video, audio and other low voltage control) transportation systems and their related infrastructure components.

  ITEM 7.        Financial Statements, Pro Forma Financial
                 Statements and Exhibits

  (a)    Not applicable

  (b)    Not applicable

  (c)    Exhibits
         3.1        Articles of Incorporation (1)
         3.1.1      Articles of Amendment to Articles of
                    Incorporation dated September 30, 2002. (2)
         3.2        Bylaws (1)
         3.3        Specimen Stock Certificate (1)
         10.1       Agreement with Peter Goss (1)
         10.2       Shareholders Agreement (1)
         99.1 Magee, Rausch and Shelton's letter to the Securities and Exchange Commission (2)

         (1) Filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

         (2) Filed as an Exhibit to the Company's Form 8-K, filed with the Securities and Exchange Commission on March 31, 2003.


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated:   April 25, 2003           KAW ACQUISITION CORPORATION

                               By:  /s/   Peter R. Goss
                                    Peter R. Goss
                                    President